CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOK Financial 401(k) Plan
Tulsa, Oklahoma

We hereby consent to the incorporation, by reference in the Registration Statements outlined below on Form S-8 of the BOK Financial 401(k) Plan (the Plan), of our report dated June 24, 2011, relating to the financial statements and supplemental schedule of the Plan, which appears in this Annual Report on Form 11-K of the Plan for the year ended December 31, 2010.

•	Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.

•	Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.

•	Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-32649) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 1997 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-93957) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2000 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Thrift Plan for Hourly Employees.

•	Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Special Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.

•	Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.

•	Registration Statement (Form S-8, No. 333-158846) pertaining to securities to be offered to employees in employee benefit plans.

/s/HoganTaylor LLP

Tulsa, Oklahoma
June 24, 2011